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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 17, 2005

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                                0-27354                        65-0403311
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(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification No.)

             30831 Huntwood Ave., Hayward, CA                                              94544
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         (Address of principal executive offices)                                        (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING

         On May 17, 2005, IMPAX Laboratories, Inc. ("IMPAX") received a Nasdaq Staff determination letter (the "May 17th Letter") indicating that IMPAX failed to comply with the requirement for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14) because IMPAX failed to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "First Quarter 2005 Form 10-Q"). As previously reported, on April 5, 2005 IMPAX received a Nasdaq Staff determination letter indicating that IMPAX failed to comply with the requirement for continued listing set forth in NASDAQ Marketplace Rule 4310(c)(14) because IMPAX failed to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "2004 Form 10-K") with Nasdaq and, therefore, IMPAX's common stock would be subject to delisting from The Nasdaq Stock Market.

         The May 17th Letter said that the Nasdaq Listing Qualifications Panel would consider the First Quarter 2005 Form 10-Q filing delinquency in rendering a determination regarding IMPAX's continued listing on The Nasdaq National Market. IMPAX appeared at a hearing before a Nasdaq Listing Qualifications Panel on May 19, 2005 to review the Staff's determination to delist IMPAX's common stock, although there can be no assurance that the Panel will grant IMPAX's request for continued listing. To date, IMPAX has not received any decision from the Nasdaq Listing Qualifications Panel.

         A copy of Impax's press release concerning the foregoing is attached as
Exhibit 99.1 to this Form 8-K and is furnished herewith for purposes of Regulation FD.

         ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

                     (c)  Exhibits.

                            99.1 - Press Release





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          IMPAX LABORATORIES, INC.


Date:   May 23, 2005                      By: /s/  Barry R. Edwards
                                              -------------------------------
                                              Name: Barry R. Edwards
                                              Title: Chief Executive Officer




















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